Filed Pursuant to Rule 497(a)
File No. 333-184407

Welcome to this presentation about alternative investments. Today, more and more individuals are diversifying into non-traditional investments beyond stocks, bonds and cash. They may be looking to add new asset classes, increase their income or reduce overall portfolio volatility. This presentation will introduce you to two investment offerings designed by Franklin Square Capital Partners, a leading sponsor of alternative investments. The first is an income fund called FS Investment Corporation II, or FSIC II for short. The second is an income and growth fund called FS Energy & Power Fund, or FSEP.

Here is a list of some of the risks associated with FSIC II. As with any potential investment, you should read and understand the Fund’s prospectus for a detailed description of these and other risks before making your decision to invest in the Fund.

These are some of the risks associated with FSEP. As you might expect, there are always risks with a portfolio that concentrates on a specific sector. Again, read the Fund’s prospectus for details on these and other risks before investing.

Let me introduce you to Franklin Square Capital Partners. Franklin Square is a leading manager of alternative investment funds designed for the investing public, that is, individuals who may not have millions to invest. It was founded in 2007 with the vision of helping investors enhance their portfolios with “endowment-style investing” strategies. These strategies were previously available only to the largest institutions, such as pension plans or university endowments. As we will see, alternative investments play a large role in many institutional portfolios. Whereas traditional assets include public stocks and bonds, alternatives encompass a broad range of non-traditional assets, including investments in the debt and equity of private companies. In 2009, Franklin Square increased access to such private investments by creating a new type of fund based on an investment vehicle called a business development company, or BDC for short. BDCs were created by Congress to enable people to invest in private and smaller public companies that need capital to develop their businesses. Franklin Square currently sponsors three BDCs. Its first, called FS Investment Corporation, or FSIC, is now closed to new investors. Today we will be talking about Franklin Square’s current offerings: FSIC II (the successor to FSIC) and FSEP.

Before we do, it’s instructive to look at how a typical institution may allocate its investments. Over half of the institutional portfolio shown here is invested in alternative strategies, the green slice. Institutions and endowments may look to assets like private debt and private equity for their potential to provide income and growth. Private investments, which are generally less dependent on public markets, can also add diversification to a portfolio. Consider how individuals invest. While any two people invest differently depending on their goals, time horizon and risk tolerance, most hold a heavy concentration of traditional investments, including stocks, fixed income and cash, with little or no allocation to alternative investments. Most individual investors simply have not had familiarity with alternatives, especially private company investments, or have lacked access. Franklin Square is helping change that.

BDCs, like Franklin Square’s Funds, are regulated under certain provisions of the investors. BDCs must be registered with the SEC, have a majority of independent directors, have independent custodians for their assets, and disclose their asset values in periodic public filings. Franklin Square reinforces these protections with its own set of investor-centric best practices. Let’s touch on these going clockwise around the blue outer circle: • Its products emphasize transparency. Investment positions are reported every many educational resources to help investors understand their investments. • The Funds’ share prices are based on the portfolio’s net asset value, or NAV. In other words, the price at which shares are offered adjusts to reflect the value of the assets in the portfolio. In contrast, some alternative investments have share prices that bear no correlation to the value of the underlying assets. • Investors affiliated with Franklin Square and investment sub-adviser GSOCapital Partners have invested approximately $64.7 million of their own money in the Funds as of March 14, 2013. A sizable sponsor investment aligns the • The Funds have never paid distributions from offering proceeds or borrowings. In other words, the income investors receive derives from the performance of the investments held. That said, our distributions are uncertain and have exceeded our net investment income in the past and may exceed it in the future. Distributions may be made funded from expense reimbursements received from Franklin Square. In addition, portions of our distributions may represent a return of capital to investors for tax purposes. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from investment activities and will be made after deducting fees and expensespayable in connection with the offering, including any fees payable to the Fund’s investment adviser.

Let’s turn to the funds, starting with an overview of FS Investment Corporation II. FSIC II’s investment objective is to generate current income (meaning ongoing distributions to investors) with a secondary objective of long-term growth (also referred to as “capital appreciation”). It invests predominantly in privately held companies based in the United States representing a broad range of industries as shown here. FSIC II primarily invests in senior secured debt (think loans) and has the flexibility to hold unsecured debt (think bonds). The Fund is structured as a non-traded BDC. An affiliate of Franklin Square serves as the investment adviser for the Fund. GSO / Blackstone, a leading asset manager that specializes in credit-based transactions, serves as sub-adviser, which means it assists the Fund’s adviser in identifying and selecting investments for the portfolio. We will provide further detail on these points.

Here are a number of logos of companies you probably have heard of. Ask yourself: what do these companies have in common? They are all privately held companies, meaning you cannot buy their stock on public markets. Just because a company is private does not mean it is small and unknown. Many are well-established brands. When private companies need capital to run their businesses, they often borrow money from banks or other lenders. You can be a lender to companies like these by investing in their loans through a fund like FSIC II. (While FSIC II may not currently have investments in these companies, this slide shows some of the businesses that have borrowed from private lenders.)

Again, FSIC II invests primarily in senior secured loans made to private companies. These can be among the least risky investments in a company because they have “seniority.” This means that in the case of a default, borrowers are generally obligated to pay lenders back before bondholders or equity holders. Also, unlike other debt securities, senior secured loans are backed (or “secured”) by company assets. Keep in mind, the collateral securing any loan may lose some or all of its value over time based on the performance of the portfolio company, which could have a negative impact on the value of the security, including loss of principal. Also, investments in private companies can pose greater risks than investments in public companies, including a relative lack of liquidity and diminished capital resources of the target companies, which could adversely affect the performance of the Funds. Unsecured debt, which includes most bonds, is next in line for payment. With unsecured debt, lenders generally take on more risk — in part because these investments are not secured by company assets — and therefore charge higher interest rates to borrowers. FSIC II may invest in unsecured debt. As an example of what seniority can mean, when General Motors went into bankruptcy in 2009, unsecured debt holders lost most of their investment and stockholders lost all value. Senior secured loans were the only assets to be repaid in full, demonstrating the advantages that seniority can bring.

Interest rates have been at historical lows as evidenced by this view of LIBOR, a widely used benchmark for interest rates. If they start to rise, the value of fixed-rate investments, such as bonds, may decrease. Why? The demand for an existing bond tends to fall if investors can get better rates elsewhere. This is known as interest rate risk. Most senior secured loans, like those held in FSIC II, have floating interest rates. That means the interest payments that borrowers owe adjust upward as prevailing interest rates rise and downward as they fall. So in a rising interest rate and inflation environment, floating rate investments can protect debt investors from losing value. Keep in mind, the Fund is subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on its investments and have a material adverse effect on the rate of return of invested capital. Also, while the Fund intends to invest a majority of the portfolio in floating interest rate investments, it may not be able to achieve this goal.

As FSIC II’s sub-adviser, GSO / Blackstone recommends investments for the portfolio. By investing in FSIC II, investors gain unprecedented access to the scale and expertise of a leader in the alternative investments industry. SCALE: • GSO is one of the world’s largest global managers of leveraged loans and is well positioned to evaluate private debt opportunities. • GSO’s clients include some of the most demanding institutions and high-net-worth investors. In 2012, GSO was named Money Manager of the Year by Institutional Investor magazine. Within the world of endowments and other financial institutions, this recognition is a testament to the firm’s track record and reputation. • GSO is the credit arm of The Blackstone Group, an alternative asset manager with nearly 1,800 employees in 24 offices worldwide as of year-end 2012. GSO benefits from access to Blackstone’s extensive network of investment opportunities. EXPERTISE: • GSO employs over 230 employees with offices in New York, Houston, Dublin, London and Sydney. • GSO knows the credit business and employs rigorous analysis when considering a company’s ability to honor its debts under various economic conditions. This expertise helps FSIC II select attractive investments while limiting the chance of default. • GSO is highly qualified to structure deals for FSIC II that are proprietary or originated, which we will explain on the next slide.

There are two ways that FSIC II obtains loans. There are secondary markets where syndicated loans are bought and sold readily. It’s a relatively liquid market with large issuers and many buyers and sellers. While there are many good investments in the secondary market, higher competition tends to drive yields lower. Loan opportunities can also be sourced from proprietary deals and originations where the lender works directly with the borrower to set the terms of the loans. Because these transactions are often less liquid and have fewer participants, they tend to offer better yields than secondary loans. With unparalleled access to GSO / Blackstone’s strong pipeline of proprietary deal flow, the Fund will look to enhance returns with proprietary deals. In fact, GSO is one of the largest non-bank loan originators in the country. Since 2005, GSO has originated over $7.5 billion in deals representing over 90 different companies.

Here are some of the important terms of the offering: • The minimum initial investment is $5,000. • To be suitable for the Fund, an investor must meet the income and/or net worth requirements contained in the prospectus. • The current price per share is subject to change and can be found on the Fund’s website at www.fsic2.com. • There are up to 300 million shares available to be sold, which include shares registered in the initial public offering and in a follow-on offering. • -current price or taken in cash. • This is a long-term investment, not designed for liquidity. There are limited opportunities to liquidate your investment. The Fund intends to offer “quarterly liquidity” to stockholders, meaning that each quarter it may repurchase shares from participating investors at 90% of its then-current offering price on the date of repurchase. The Fund will limit the number of shares to be repurchased in any calendar year to the number of shares it could repurchase with the proceeds received under its distribution reinvestment plan. In addition, FSIC II will limit the number of shares to be repurchased in any calendar quarter to 2.5% of the weighted average number of shares outstanding in the prior calendar year, or 10% in each calendar year. See the prospectus for further details regarding the Share Repurchase Program. • FSIC II intends to seek to complete a liquidity event, which may include a listing, liquidation or merger, within five years after the Fund completes the sale of shares in the offering.

Now for an overview of FS Energy & Power Fund. FSEP’s investment objectives are to generate current income and growth. Its portfolio concentrates on companies in the energy and power industry that are privately held and based in the United States. FSEP seeks to make investments in the debt and equity of these companies. Debt investments may include loans that companies take and bonds that they issue. When it comes to equity investments, the Fund focuses on select income-oriented equities, such as preferred equities that pay dividends or other forms of cash distributions. Like FSIC II, FSEP is structured as a non-traded BDC and is sub-advised by GSO / Blackstone.

FSEP follows a “base credit return with equity upside” strategy depicted in the above pyramid. What does that mean? If you want an investment to provide regular payments or income, look to debt instruments. To raise money, companies may take loans or issue bonds. In either case, they agree to pay back interest and eventually the amount borrowed called the “principal.” Debt investments can create a stream of income and add stability. Therefore, they form the base of FSEP’s strategy. For growth, FSEP will make equity investments that provide investors with ownership rights in a company and, in turn, the potential to participate in any “upside” if the company outperforms. It’s important to note that FSEP does not typically invest in the common stock of public companies for the equity component of its strategy. Rather, the Fund typically will receive warrants, options and other equity securities of private companies, often in combination with an investment in the same company’s debt. The energy and power industry is particularly ideal for this base credit return with equity upside strategy.

Let’s see what’s going on in energy. Since its high point at 10 million barrels per day in 1970, U.S. oil production had been on the decline for so long that many are surprised to learn that we have been experiencing a significant comeback. As of June 2013, the U.S. climbed back to 7 million barrels per day, a level last seen 20 years ago. In fact, output has surged by more than 75% from its lowest point four years ago (back in September 2008). In just the last three years, Texas alone more than doubled it’s production. North Dakota saw an astounding jump, going from having practically no production to becoming the second-largest oil producing state in the nation. How did this happen? New oil and natural gas reserves (the green areas on the U.S. map) are being tapped, thanks in great part to advancements in technology, specifically horizontal drilling and hydraulic fracturing. As energy production continues to increase, a significant amount of capital will be needed to build out the infrastructure necessary to extract, process and transport energy products. The International Energy Agency estimates that nearly $6.4 trillion must be invested in North American energy supply infrastructure between 2012 and 2035. Investors large and small can help fill that void.

If you look at the entire energy sector in the U.S., it is striking that the majority of companies are private. In fact, only about 2% of energy companies trade on a public stock exchange. The other 98% is comprised of private companies that don’t trade on an exchange. Private companies play a large role in the industry, producing 86% of the country’s natural gas and 65% of the oil.* They employ, either directly or indirectly, close to four million Americans. Prior to FSEP, most investors simply didn’t have the ability to invest in the many private energy companies that will play a vital role in ensuring that the domestic energy renaissance continues well into the next decade. * Source: Independent Petroleum Association of America (IPAA), Profile of Independent Producers 2009

Few industries enjoy the resilient demand of the energy sector. This chart shows that over the past 22 years, there has only been one year in which worldwide energy demand decreased. That was 2009 in the midst of the global financial crisis when demand fell by less than 1% and subsequently rebounded.

It’s helpful to be familiar with the sub-sectors within the industry since FSEP may invest across any of these. • Upstream companies find, develop and extract energy. • It is then gathered, processed, stored and transported by midstream businesses that own pipelines, processing plants and other energy infrastructure. • Downstream companies refine, market and distribute these energy resources. • Power companies generate and distribute electricity to end users, and • Service and equipment businesses supply specialized services and materials to aid in every step of the energy lifecycle. The industry is asset intensive. That’s important for FSEP’s income and growth strategy. Its investments are typically backed (or “secured”) by a company’s hard assets such as oil and gas reserves, machinery, plants and equipment. Structuring investments in this manner can provide the Fund with strong downside protections that help preserve principal. Of course, over time the collateral securing these investments may fluctuate based on company performance, decrease in value or lose its entire value, which may lead to a loss of principal.

A final compelling fact: In India each person on average consumes approximately one barrel of oil per year.  In China the average person consumes three. Now consider that each American consumes about 22 barrels per year! Industry experts, including the International Energy Agency, predict worldwide demand for energy will increase by 1.2% annually through the year 2035. Imagine the impact on the world’s limited resources if citizens of nations like China and India up their consumption. Consistently high demand and growth can set the stage for investment opportunities if you find well-run companies positioned to succeed.

Let’s review the important terms of the offering: • The minimum initial investment is $5,000. • To be suitable for the Fund, an investor must meet the income and/or net worth requirements contained in the prospectus. • The current price per share is subject to change and can be found on the Fund’s website at www.fsenergyandpowerfund.com. • There are up to 300 million shares available to be sold, which include shares registered in the initial public offering and in a follow-on offering. • The Fund is looking to pay distributions on a monthly basis, though there is no guarantee it will. • Distributions can be taken in cash or reinvested at 90% of its then-current offering price. • This is a long-term investment and is not designed for liquidity. There are limited opportunities to liquidate your investment until the Fund achieves a liquidity event. The Fund intends to repurchase shares on a quarterly basis, but only a limited number of shares will be available for repurchase. • FSEP intends to seek to complete a liquidity event, which may include a listing, liquidation or merger, within five years after the Fund completes the sale of shares in the offering.

To learn more, visit the Funds’ websites where you will find a number of educational resources including brochures, quarterly updates, videos and more. You may also call 877-372-9880 for more information. Consult your financial advisor about whether FSIC II and FSEP are right for your investment goals. If you want to invest, your advisor will provide you with the offering materials.

This table summarizes the expenses for FSIC II and FSEP. There is a sales load of 10% and up to 1.5% of offering expenses to bring the Funds to investors. Speak to your advisor if you have questions about these expenses.

FSIC II and FSEP are sponsored by Franklin Square Capital Partners and distributed to financial advisors through FS2 Capital Partners, the dealer manager for the Funds. That concludes our presentation. We hope you have found this information helpful. Thank you for participating.